UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1933

Date of Report: March 31, 2020

(Date of earliest event reported)

PLANTATION CORP.

(Exact name of registrant as specified in its charter)

Wyoming --------------------------------	000-53625 --------------------------------	82-1370054 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Grand Avenue, Suite 161

Laramie, WY 82070

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(Address of principal executive offices) (Zip Code)

(818) 784-3596

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(Registrant’s telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01                      Other Events.

On March 31, 2020, the Financial Industry Regulatory Authority ("FINRA") notified the registrant’s market maker that it was authorized to initiate a priced quotation of the registrant’s common stock on the OTC Link alternative trading system (operated by OTC Markets) using the symbol “PTNL”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLANTATION CORP.
(Registrant)

Date: April 2, 2020	By: /s/ Adrian Bray
CFO